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Exhibit 10.34

WAIVER TO CREDIT AGREEMENT
AND SECOND AMENDMENT TO CAPITAL CALL AGREEMENT

        WAIVER TO CREDIT AGREEMENT AND SECOND AMENDMENT TO CAPITAL CALL AGREEMENT (collectively, this "Amendment"), dated as of November 13, 2001, among ELGAR HOLDINGS, INC. ("Holdings"), ELGAR ELECTRONICS CORPORATION (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"), and J.F. LEHMAN EQUITY INVESTORS I L.P. (the "Contributor"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below or in the Capital Call Agreement (as defined in the Credit Agreement).

W I T N E S S E T H:

        WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 3, 1998, and amended and restated as of May 29, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

        WHEREAS, Holdings, the Borrower, the Contributor and the Agent are parties to the Capital Call Agreement;

        WHEREAS, the parties hereto wish to (i) waive certain provisions of the Credit Agreement and (ii) amend certain provisions of the Capital Call Agreement, in each case, as herein provided; and

        WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows:

        NOW, THEREFORE, it is agreed:

        1.    The Banks hereby waive, but only during the Waiver Period (as defined below), any Default or Event of Default that has arisen (or may hereafter arise) solely as a result of Holdings and the Borrower failing to comply with (i) Section 9.08 of the Credit Agreement during the period from the last day of Holdings' fiscal quarter ended closest to September 30, 2001 through and including December 16, 2001 (such period, the "Waiver Period") and (ii) Sections 9.07 and 9.09 of the Credit Agreement for the Test Period ended on the last day of Holdings' fiscal quarter ended closest to September 30, 2001, provided, however (x) the waivers set forth in this Section 1 shall cease on December 17, 2001 at which time such Defaults and/or Events of Default shall be reinstated automatically and (y) from and after the Amendment Effective Date (as defined below) and notwithstanding anything to the contrary contained in the Credit Agreement, neither Holdings nor the Borrower shall be permitted to pay any management fees to Lehman and its Affiliates as otherwise provided in Sections 9.06(iv) and 9.06 (v) of the Credit Agreement.

        2.    Section 1 of the Capital Call Agreement is hereby amended by deleting the date "November 13, 2001" appearing in clause (iv) of the definition of "Capital Call Event" and inserting the date "December 17, 2001."

        3.    Section 2(a) of the Capital Call Agreement is hereby amended by deleting the date "November 14, 2001" appearing in clause (y) thereof and inserting the date "December 17, 2001" in lieu thereof.

        4.    This Amendment shall become effective on the date (the "Amendment Effective Date") when each of Holdings, the Borrower, the Contributor, the Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

        5.    In order to induce the Banks to enter into this Amendment, (i) each of Holdings and the Borrower hereby represents and warrants that no Default or Event of Default exists on the Amendment Effective Date, after giving effect to this Amendment, and (ii) the Contributor represents and warrants that the matters set forth in Section 8(vii) of the Capital Call Agreement are true and correct.

        6.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the Borrower, the Contributor and the Agent.

        7.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        8.    From and after the Amendment Effective Date all references in the Credit Agreement, the Capital Call Agreement and each of the other Credit Documents to the Credit Agreement and Capital Call Agreement shall be deemed to be references to the Credit Agreement and the Capital Call Agreement as modified hereby.

        9.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or the Capital Call Agreement or any other Credit Document.

* * *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ELGAR HOLDINGS, INC.
By:	/s/ KENNETH R. KILPATRICK President and Chief Executive Officer
ELGAR ELECTRONICS CORPORATION
By:	/s/ KENNETH R. KILPATRICK President and Chief Executive Officer
J.F. LEHMAN EQUITY INVESTORS I, L.P.
By: J.F.L. Investors, L.L.C., its general partner
By:	/s/ DONALD GLICKMAN Managing Member
BANKERS TRUST COMPANY, Individually and as Agent
By:	/s/ PATRICK W. DOWLING Vice President

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  Exhibit 10.34
WAIVER TO CREDIT AGREEMENT AND SECOND AMENDMENT TO CAPITAL CALL AGREEMENT